UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street
Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Royalty Interest Global Amendments

On June 17, 2026, Jaguar Health, Inc. (the “Company”) entered into an amendment (the “Uptown 2020 Royalty Interest Global Amendment No. 5”) to the royalty interest in the original principal amount of $12 million, as amended (the “Uptown 2020 Royalty Interest”) with Uptown Capital, LLC (f/k/a Irving Park Capital, LLC; “Uptown”), pursuant to which Section 2.2 of the Uptown 2020 Royalty Interest was deleted and replaced in its entirety such that, beginning on October 1, 2026, the monthly Royalty Payment shall be the greater of (a) $750,000.00, and (b) the actual Royalty Payment amount Uptown is entitled to for such month pursuant to Section 2.1 of the Uptown 2020 Royalty Interest.

On June 17, 2026, the Company also entered into an amendment (the “Streeterville 2022 Royalty Interest Global Amendment No. 5”) to the royalty interest in the original principal amount of $12 million dated August 24, 2022, as amended (the “Streeterville 2022 Royalty Interest”) with Streeterville Capital, LLC (“Streeterville”), pursuant to which Section 2.2 of the Streeterville 2022 Royalty Interest was deleted and replaced in its entirety such that initiation of monthly payments shall be extended from July 1, 2026 to October 1, 2026, the monthly Royalty Payment shall be the greater of (a) $750,000.00, and (b) the actual Royalty Payment amount Streeterville is entitled to for such month pursuant to Section 2.1 of the Streeterville 2022 Royalty Interest.

The foregoing descriptions of the Uptown 2020 Royalty Interest Global Amendment No. 5 and Streeterville 2022 Royalty Interest Global Amendment No. 5 do not purport to be complete and are qualified in their respective entirety by reference to the Uptown 2020 Royalty Interest Global Amendment No. 5 and Streeterville 2022 Royalty Interest Global Amendment No. 5, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Note Amendments

On June 17, 2026, the Company and Napo Pharmaceuticals, Inc., the Company’s wholly-owned subsidiary (“Napo” and together with the Company, the “Borrower”), entered into an amendment (the “2021 Note Amendment No. 4”) with Streeterville to the secured promissory note in the original principal amount of $6,220,812.50 (as amended, the “2021 Note”) issued by Borrower to Streeterville on January 19, 2021 pursuant to that certain Note Purchase Agreement among the same parties dated as of the even date. Pursuant to the 2021 Note Amendment No. 4, the maturity date of the 2021 Note is extended from July 1, 2026 to October 1, 2026.

The foregoing description of the 2021 Note Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the 2021 Note Amendment No. 4, a copy of which is filed herewith as Exhibit 4.3 and incorporated herein by reference.

Exchange Transactions

As previously disclosed, on May 19, 2026, Jaguar Health, Inc. (the “Company”) sold and issued to Streeterville Capital, LLC (“Streeterville”) an aggregate of 408 shares of Series Q Perpetual Preferred Stock (the “Series Q Preferred Stock”) in two privately negotiated exchange transactions.

On June 9, 2026, the Company entered into a privately negotiated exchange agreement with Streeterville (the “First Exchange Agreement”), pursuant to which the Company issued 34,798 shares (the “First Exchange Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), to Streeterville in exchange for an aggregate of 3.8 outstanding shares of Series Q Preferred Stock held by Streeterville (the “First Exchanged Preferred Shares”). Upon completion of such exchange, the First Exchanged Preferred Shares were cancelled and retired.

On June 17, 2026, the Company entered into another privately negotiated exchange agreement with Streeterville (the “Second Exchange Agreement”), pursuant to which the Company issued 36,796 shares (the “Second Exchange Shares”) of Common Stock to Streeterville in exchange for an aggregate of 3.4 outstanding shares of Series Q Preferred Stock held by Streeterville (the “Second Exchanged Preferred Shares”), which when combined with the First Exchange Shares resulted in the aggregate issuance by the Company of more than 5% of the Company’s issued and outstanding shares of Common Stock, as last reported in the Company’s Quarterly Report on Form 10-Q filed on May 20, 2026. Upon completion of such exchange, the Second Exchanged Preferred Shares were cancelled and retired.

On June 18, 2026, the Company entered into another privately negotiated exchange agreement with Streeterville (the “Third Exchange Agreement”), pursuant to which the Company issued 38,655 shares (the “Third Exchange Shares”) of Common Stock to Streeterville in exchange for an aggregate of 3.68 outstanding shares of Series Q Preferred Stock held by Streeterville (the “Third Exchanged Preferred Shares”). Upon completion of such exchange, the Third Exchanged Preferred Shares were cancelled and retired.

The First Exchange Agreement, the Second Exchange Agreement and the Third Exchange Agreement (collectively, the “Exchange Agreements”) include representations, warranties, and covenants customary for a transaction of this type.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in their entirety by the Exchange Agreements, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 under the headings “Royalty Interest Global Amendments” and “Note Amendments” is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the heading “Exchange Transactions” is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Global Amendment No. 5, dated June 17, 2026, by and between Jaguar Health, Inc. and Uptown Capital, LLC

4.2	Global Amendment No. 5, dated June 17, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC

4.3	Amendment to the 2021 Note, dated June 17, 2026, by and among Jaguar Health, Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC

10.1	Exchange Agreement, dated June 9, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC

10.2	Exchange Agreement, dated June 17, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC

10.3	Exchange Agreement, dated June 18, 2026, by and between Jaguar Health, Inc. and Streeterville Capital, LLC

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaguar Health, Inc

Date: June 18, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte
President and Chief Executive Officer